UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2026

Advantage Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 Forsyth Boulevard, Fifth Floor
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 655-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 par value per share	ADV	NASDAQ Global Select Market

Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 23, 2026, Advantage Sales & Marketing Inc. (the “Company”), an indirect subsidiary of Advantage Solutions Inc. (the “Parent”), received the early results in connection with the Company’s previously announced exchange offer (the “Exchange Offer”) to exchange any and all of its outstanding 6.50% Senior Secured Notes due 2028 (the “Existing Notes”) for a combination of Company’s newly issued 9.000% Senior Secured Notes due 2030 (the “New Notes”) and cash, and a related consent solicitation (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Existing Notes (the “Existing Notes Indenture”) to eliminate substantially all of the affirmative and negative covenants, mandatory offers to purchase, change of control provisions, and events of default provisions, and remove certain other provisions contained in the Existing Notes Indenture (the “Proposed Amendments”), to terminate the guarantees provided by the subsidiary guarantors of the Existing Notes (the “Guarantor Release”) and to release all of the collateral securing the Existing Notes (the “Collateral Release”). As of 5:00 p.m. (New York City time) on February 23, 2026 (the “Early Tender Date”), holders had validly tendered (and not validly withdrawn) $589,883,000 aggregate principal amount of Existing Notes, representing greater than 99% of the total principal amount of Existing Notes outstanding (the “Tendered Notes”), and delivered their related consents to the Proposed Amendments, Guarantor Release, and Collateral Release. Accordingly, the requisite consents to the Proposed Amendments, Guarantor Release, and Collateral Release have been obtained.

The withdrawal deadline for the Exchange Offer and Consent Solicitation occurred at 5:00 p.m. (New York City time) on February 23, 2026 (the “Withdrawal Deadline”) and is not being extended by the Company. As a result, the Tendered Notes and related consents may no longer be withdrawn, except in the limited circumstances described in the Offering Memorandum (as defined below). Following the Withdrawal Deadline, the Company, the guarantors named therein, and Wilmington Trust, National Association, as trustee and collateral agent, entered into that certain Second Supplemental Indenture (the “Supplemental Indenture”) to the Existing Notes Indenture to give effect to the Proposed Amendments, the Guarantor Release, and the Collateral Release. The Proposed Amendments, the Guarantor Release and the Collateral Release are expected to become operative upon the settlement of the Exchange Offer and Consent Solicitation, which is expected to occur on March 11, 2026 (the “Settlement Date”).

The foregoing description of the Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 7.01. Regulation FD Disclosure.

On February 24, 2026, the Parent issued a press release announcing the early tender results of the Exchange Offer and Consent Solicitation and entry into the Supplemental Indenture. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Exchange Offer and Consent Solicitation is being made pursuant to, and subject to the terms and conditions set forth in, the Confidential Offering Memorandum and Consent Solicitation Statement, dated February 9, 2026 (the “Offering Memorandum”). The Exchange Offer and Consent Solicitation are being made, and the New Notes are being offered and issued, pursuant to an exemption from the registration requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and are also not being registered under any state or foreign securities laws.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

Concurrently with the Exchange Offer and Solicitation of Consents, the Company is also conducting (i) a solicitation of consents from the lenders under the Company’s term loan facility (the “Existing Term Loan Facility”) outstanding under the First Lien Credit Agreement, dated as of October 28, 2020, by and among the Company, Karman Intermediate Corp., the guarantors party thereto, each lender from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent (as amended, restated, supplemented or otherwise modified from time to time, the “Existing First Lien Credit Agreement”) to adopt certain proposed amendments to the Existing First Lien Credit Agreement and (ii) an offer to lenders under the Existing Term Loan Facility to prepay their Existing Term Loans in exchange for new term loans under a new term loan facility and certain cash consideration (clauses (i) and (ii) together, the “Term Loans Transactions”). As of the date hereof, lenders representing greater than 99% in aggregate principal amount of such Existing Term Loans have agreed to support and participate in the Term Loans Transactions, on the terms and subject to the conditions set forth in that certain Transaction Support Agreement, dated as of February 6, 2026, by and among the Company, certain of the Parent’s subsidiaries and certain holders of the Existing Notes and certain lenders under the Existing Term Loan Facility filed with the SEC on Form 8-K on February 9, 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements that are based on current expectations, estimates, forecasts and projections about the Parent, the Parent’s future performance, the Parent’s business, the Parent’s beliefs and the Parent’s management’s assumptions. They also include statements regarding the Parent’s intentions, beliefs, or current expectations concerning, among other things, the Exchange Offer and Consent Solicitation and the issuance of the New Notes, the Settlement Date, and other information that is not historical information. Words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain such terms. These statements are not guarantees of future performance, and they involve certain risks, uncertainties and assumptions that are difficult to predict. The Parent has based its forward-looking statements on its management’s beliefs and assumptions based on information available to the Parent’s management at the time the statements are made. The Parent cautions you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by its forward-looking statements. More information regarding these risks and uncertainties and other important factors that could cause actual results to differ materially from those in the forward-looking statements is set forth in “Risk Factors” of the Parent’s Annual Report on Form 10-K for the year ended December 31, 2024. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, the Parent does not have any intention or obligation to update publicly any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of February 23, 2026, by and among Advantage Sales & Marketing Inc., the guarantors party thereto, and Wilmington Trust, National Association, as trustee and collateral agent.

99.1	Press Release, dated February 24, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANTAGE SOLUTIONS INC.

Dated: February 24, 2026	By:	/s/ Christopher Growe
Christopher Growe
Chief Financial Officer